Acquisition Of Subsidiary	12 Months Ended
Dec. 31, 2023
Acquisition of Subsidiary [Abstract]
Acquisition of subsidiary
32	ACQUISITION OF SUBSIDIARY
On October 13, 2022, Teledirect Hong Kong Limited (“TDCX HK”, subsequently renamed TDCX (HK) Limited), a company incorporated in Hong Kong, China, became a wholly-owned subsidiary of the Group after 90 percent of its issued share capital was acquired by the Group.
The principal activity of TDCX HK is provision of business process outsourcing services. TDCX HK qualifies as a business as defined in IFRS 3
Business Combinations
. The acquisition enables the Group to better tap into opportunities in Greater China.
The Group’s previously held interest of 10 percent of TDCX HK’s issued share capital (accounted for as investment in associate due to the Group having significant influence) was remeasured to its acquisition-date fair value and the resulting gain or loss was recognized in profit or loss.
The total consideration was paid in cash. Contingent payments of up to $2.2 million are payable upon the satisfaction of certain conditions in 2023, 2024 and 2025. These contingent payments were assessed to be remuneration for post-combination services, and if materialized, will be recognized as remuneration cost.
The amounts recognized in respect of the identifiable assets acquired and liabilities assumed at the date of acquisition measured based on a valuation performed by an independent valuer are as set out in the table below.

On acquisition
S$’000
Current assets
Cash and cash equivalents	916
Trade receivables	2,336
Contract assets	115
Other receivables	425
Non-current assets
Plant and equipment	721
Right-of-use assets	165
Other receivables	40
Customer relationships	1,867
Current liabilities
Trade and other payables	(1,301)
Provision for reinstatement cost	(111)
Lease liabilities	(176)
Income tax payable	(172)
Non-current liability
Deferred tax liability	(317)

Fair value of identifiable assets acquired net of liabilities assumed	4,508

Total consideration transferred	5,130
Fair value of pre-existing interest in the acquiree	435
Less: Fair value of identifiable assets acquired net of liabilities assumed	(4,508)

Goodwill arising on acquisition	1,057

Consideration paid in cash	5,130
Less: Cash and cash equivalent balances acquired	(916)

Net cash outflow arising on acquisition	4,214

Measurement of fair values
The valuation techniques used for measuring the fair value of material assets acquired were as follows:

Assets acquired	Valuation technique
Customer relationships	Multi-period excess earnings method: The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.
The fair value of the financial assets includes trade receivables with a fair value and a gross contractual value of S$2.3 million, none of which are expected to be uncollectible at the date of acquisition.
The goodwill arising from the acquisition is attributable mainly to the skills and technical talent of the acquiree’s workforce, and the synergies expected to be achieved from integrating the acquiree into the Group’s existing business. None of the goodwill is expected to be deductible for income tax purposes.
Acquisition-related costs were not significant. As the impact of this acquisition was not considered significant to the Group’s consolidated financial statements,

pro-forma

financial information assuming the acquisition had been completed on the first day of the financial year has not been provided. This acquisition’s contribution to the Group’s revenue and profit was not material post-acquisition.